freshpet

pets. people. planet.

Q4 2021 Earnings Presentation

February 28, 2022



Forward Looking Statements & Non-GAAP Measures

Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking" statements, which include any statements related to the novel coronavirus ("COVID-19"), the Freshpet Kitchens Expansion, our net sales and Adjusted EBITDA guidance and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales, Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, plant start-up expense, non-cash share-based compensation, launch expense, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment and COVID-19 expenses.

Forward Looking Statements & Non-GAAP Measures (cont.)

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up expense, COVID-19 expenses and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, launch expense, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system and COVID-19 expenses.

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures represent the Company's guidance for fiscal year 2022. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and impact of certain items, including the timing of and amount of costs of goods sold and selling, general and administrative expenses, that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. The unavailable information could significantly impact our financial results. These items are not within the Company's control and may vary greatly between periods. Based on the foregoing, the Company believes that providing estimates of the amounts that would be required to reconcile these forecasted non-GAAP measures to forecasted GAAP measures would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.

freshpet

Nourishing Pets, People and Planet

Freshpet strengthens the bond between people and our pets so that we both live longer, healthier and happier lives -- while being kind to the planet



2021 Results

5 consecutive years of accelerating growth



Freshpet Net Sales
($ millions)
$152.4
+17.4%
$193.2
+26.7%
$245.9
+27.2%
$318.8
+29.7%
$425.5
+33.5%
2017
2018
2019
2020
2021

Despite strong growth, inflation and operating inefficiencies eroded profitability in 2021



Freshpet Financial Results
Net Sales
Adj. EBITDA
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$70
$60
$50
$40
$30
$20
$10
$0
$318.8
+30%
$46.9
+61%
$425.5
+33%
$43.0
-8%
2020
2021
Net Sales ($ millions)
Adj. EBITDA ($ millions)

Adj. Gross Margin impacted by inflation and temporary operating inefficiencies


Q4 2021 Adj. Gross Margin
45.8%
41.7%
Q4 2020
Q4 2021
36.1%
35.6%


FY 2021 Adj. Gross Margin
48.3%
44.5%
2020
2021
41.7%
38.1%
Gross Margin (GAAP)

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up expense, non-cash share-based compensation and COVID-19 expenses

G&A efficiency gains offset by higher freight costs


Q4 2021 Adj. SG&A Leverage
15.0%
30.5%
10.7%
33.4%
Freight costs: +100 bps
-430 bps
Q4 2020
Q4 2021
Adj. SG&A % Excluding Media & Logistics
Total Adj. SG&A %


FY 2021 Adj. SG&A Leverage
14.9%
33.6%
12.4%
34.4%
Freight costs: +250 bps
-240 bps
FY 2020
FY 2021
Adj. SG&A % Excluding Media & Logistics
Total Adj. SG&A %

39.8% 42.2% 42.3% 43.9%

SG&A (GAAP)

Freshpet defines Adjusted SG&A as SG&A expenses before depreciation and amortization, non-cash share-based compensation, launch expense, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an enterprise resource planning ("ERP") system, loss of disposal of equipment and COVID-19 expenses

Strong growth across all channels in 2021



Latest 52 wk Nielsen Consumption Growth
25%
22%
23%
39%
Mega-Channel
XAOC
Food
Big Box Pet

Source: Nielsen consumption data thru 1/1/22

HH penetration growth was well below our historical trend due to massive out-of-stocks and delayed marketing



Freshpet Penetration Growth
Total HH's
2,485,711
+13%
1,823,096
+24%
3,100,610
+25%
2,370,278
+30%
3,946,070
+27%
3,163,550
+33%
4,180,868
+6%
3,479,748
+10%
2018
2019
2020
2021
Total Penetration
Core Dog Penetration

Source: Nielsen HH Panel for the period ending late December/early January 2017-2021

Still on path to meet our 2025 HH penetration goal


Progress Towards 2025 Household Penetration Goal
6.82
4.18
2025 Goal: 11 Million HH's
Current HH Penetration
Households to Achieve 2025 Target

Source: Nielsen HH Panel for the period ending 1/1/22

Reduction in new buyers skewed buying rate well above long-term trend



Freshpet Buying Rate
$111.08
+14%
$133.58
+7%
$112.98
+2%
$133.81
--
$118.02
+4%
$135.37
+1%
$138.91
+18%
$152.75
+13%
2018
2019
2020
2021
Total Buying Rate
Core Dog Buying Rate

Source: Nielsen HH Panel for the period ending late December/early January 2017-2021 and company internal data

Added significant production capacity in 2021



Freshpet Annualized Production Capacity
2021
Successfully started up rolls in Kitchens 2.0
24/4 operation on both lines in Kitchens 2.0
24/7 operation on bags in Kitchens 2.0
Began July 12th
Kitchens 2.0 rolls line to 24/7
Line 2 in Kitchens South
Began in Q4
Line 3 in Kitchens South- begins in Q1 2022
$590
$390
$610
$490
$710
$560
$760
$660
Q1
Q2
Q3
Q4
Equipment Capacity ($ million/year)
Staffed Capacity ($ million/year)

Distribution growth continues despite capacity limits


Freshpet % ACV
43.1
43.5
43.9
44.2
44.5
44.6
44.8
45.0
45.2
45.4
45.6
45.6
45.6
45.9
46.2
47.2
47.8
48.1
48.4
48.8
49.2
49.6
49.7
50.0
50.9
52.3
52.7
53.3
54.4
54.4
54.5
54.7
54.9
55.0
55.1
55.3
55.5
55.4
55.5
55.7
55.7
55.8
56.1
56.3
56.4
56.5
56.5
56.5
56.5
56.7
57.0
56.9
57.0
57.0
4 W/E 01/27/18
4 W/E 02/24/18
4 W/E 03/24/18
4 W/E 04/21/18
4 W/E 05/19/18
4 W/E 06/16/18
4 W/E 07/14/18
4 W/E 08/18/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21
4 W/E 2/20/21
4 W/E 03/27/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21
4 W/E 08/14/21
4 W/E 09/11/21
4 W/E 10/09/21
4 W/E 11/06/21
4 W/E 12/04/21
4 W/E 01/01/22
4 W/E 01/29/22
1 W/E 02/19/22

Source: Nielsen Mega-Channel Data thru 2/19/22

Continued strong velocity gains



Freshpet Velocity
$ / $MM ACV
COVID Crisis
572
573
584
587
582
561
576
596
702
528
576
630
701
738
748
743
747
757
745
739
732
754
783
805
816
830
826
855
872
889
897
924
953
973
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21
4 W/E 2/20/21
4 W/E 03/27/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21
4 W/E 08/14/21
4 W/E 09/11/21
4 W/E 10/09/21
4 W/E 11/06/21
4 W/E 12/04/21
4 W/E 1/1/22
4 W/E 1/29/22
1 W/E 02/19/22

Source: Nielsen Mega-Channel Data thru 2/19/22

$ / $ MM ACV = Nielsen Measured Mega-Channel sales / retail availability as measured in $MM of All Commodity Volume (ACV)

Q4 2021: Strong performance on Upgrades & 2nd Fridges

Store Count



23,631
22,716
Q4 2020
Q4 2021

2021 Guidance: ~23,750

Net New Stores



345
250
1,146
915
Qtr. Increase
YTD Increase
Q4 2020
Q4 2021



2021 Guidance: +~1000 to 23,750

Fridge Upgrades



2,386
3,250
795
864
Total Operating
YTD New
Q4 2020
Q4 2021



2021 Guidance: +~500 to 2,900

Second Fridges



2,477
3,201
1,640
724
Total Operating
YTD New
Q4 2020
Q4 2021



2021 Guidance: +~550 to 3,050

Source: Internal company data through 1/1/21

2021: Despite out-of-stocks, store count continued to grow


Freshpet Store Count
10,826
13,387
15,015
16,609
18,004
19,499
21,570
22,716
23,631
2013
2014
2015
2016
2017
2018
2019
2020
2021

Source: Internal data for the period ending 12/31/21

2021: New fridge placements skew heavily to large and multi-fridge stores



Freshpet Fridge Fleet Distribution by Size
(US & Canada Stores)
7%
18%
61%
14%
Small
Medium
Large
2+ Chillers



New Fridge Installations by Size
(US & Canada)
2017
63%
22%
2018
3%
68%
21%
2019
2%
14%
68%
12%
2020
3%
32%
53%
10%
2021
2%
20%
54%
22%
Medium
Large
2 Chillers
3 Chillers

Source: Internal company data through 12/31/21

Q4 2021 Freshpet E-Com grew +69% vs. YA


14%
Online
Fresh Delivery
26%
Last Mile
Delivery
$9.1MM
60%
Click & Collect

7.4%
% of Total FP Sales Through E-Com

86% of Sales
Contribute to Brick & Mortar

FY 2021 Freshpet E-Com grew +73% vs. YA


14%
Online Fresh Delivery
27%
Last Mile Delivery
$29.0MM
59%
Click & Collect
instacart
SHIPT
amazonfresh
Peapod
Kroger ClickList
Walmart Pickup-Grocery
TARGET
petco
PETSMART

6.4%
% of Total FP Sales Through E-Com

87% of Sales
Contribute to Brick & Mortar

freshpet®

International Business

Canadian business accelerating behind advertising investment



Leading Canadian Freshpet Retailer
Weekly Sales
Last 4 weeks +27% vs. YA
$100,000
$80,000
$60,000
$40,000
$20,000
$0

Freshpet's advertising-driven model works in the UK



Freshpet UK
Weekly Sales by Retailer
£120,000
£100,000
£80,000
£60,000
£40,000
£20,000
£-
Retailer A
Retailer B
Retailer C
Retailer D

freshpet®

Current Business Trends

Strong, sustained growth



Nielsen Mega-Channel Consumption
14,000,000
13,000,000
12,000,000
11,000,000
10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
12/28/2019
1/28/2020
2/28/2020
3/28/2020
4/28/2020
5/28/2020
6/28/2020
7/28/2020
8/28/2020
9/28/2020
10/28/2020
11/28/2020
12/28/2020
1/28/2021
2/28/2021
3/31/2021
4/30/2021
5/31/2021
6/30/2021
7/31/2021
8/31/2021
9/30/2021
10/31/2021
11/30/2021
12/31/2021
1/31/2022
Capacity constrained and out-of-stocks
+44% vs. YA
(w/e 2/19/22)
Nielsen Mega-Channel consumption vs. YA:
• Latest 4 weeks: +37%
• YTD: +35%

Source: Nielsen Mega-Channel Data thru 2/19/22

Growth continues to accelerate



Freshpet Nielsen Mega-Channel Growth Rate
Improving in-stocks
25%
24%
22%
19%
17%
17%
15%
14%
13%
17%
18%
21%
18%
18%
20%
21%
22%
22%
22%
21%
23%
22%
21%
25%
25%
26%
28%
34%
27%
31%
37%
27%
31%
37%
39%
44%
6/19/21
6/26/21
7/3/21
7/10/21
7/17/21
7/24/21
7/31/21
8/7/21
8/14/21
8/21/21
8/28/21
9/4/21
9/11/21
9/18/21
9/25/21
10/2/21
10/9/21
10/16/21
10/23/21
10/30/21
11/6/21
11/13/21
11/20/21
11/27/21
12/4/21
12/11/21
12/18/21
12/25/21
1/1/22
1/8/22
1/15/22
1/22/22
1/29/22
2/5/22
2/12/22
2/19/22

Source: Nielsen Mega-Channel Data thru 2/19/22

2-year stacked growth rate consistently above 60%



Nielsen Mega-Channel Consumption Growth
(2 Year Stacked)
62% 54% 66% 59% 58% 53% 45% 43% 50% 58% 63% 55% 59% 53% 59% 62% 56% 59% 57% 55% 58% 54% 57% 58% 56% 59% 55% 56% 58% 55% 59% 58% 60% 56% 62% 59% 59% 58% 57% 59% 60% 61% 60% 60% 62% 63% 60% 65% 64% 64% 73% 62% 65% 66% 61% 62% 65% 65% 64%
1/9/21 1/16/21 1/23/21 1/30/21 2/6/21 2/13/21 2/20/21 2/27/21 3/6/21 3/13/21 3/20/21 3/27/21 4/3/21 4/10/21 4/17/21 4/24/21 5/1/21 5/8/21 5/15/21 5/22/21 5/29/21 6/5/21 6/12/21 6/19/21 6/26/21 7/3/21 7/10/21 7/17/21 7/24/21 7/31/21 8/7/21 8/14/21 8/21/21 8/28/21 9/4/21 9/11/21 9/18/21 9/25/21 10/2/21 10/9/21 10/16/21 10/23/21 10/30/21 11/6/21 11/13/21 11/20/21 11/27/21 12/4/21 12/11/21 12/18/21 12/25/21 1/1/22 1/8/22 1/15/22 1/22/22 1/29/22 2/5/22 2/12/22 2/19/22
Previous Year
Current Year

Source: Nielsen Mega-Channel Data thru 2/19/22

Retail availability at the highest level since September 2020



Freshpet Total Distribution Points (TDP)
Nielsen Mega-Channel
COVID Crisis
635
635
657
684
681
683
678
674
691
702
711
718
727
734
746
758
785
705
735
780
814
826
824
796
803
802
775
679
641
678
727
728
745
778
732
735
756
792
805
790
776
805
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 1/25/20
4 W/E 2/22/20
4 W/E 3/21/20
4 W/E 4/18/20
4 W/E 5/16/20
4 W/E 6/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21
4 W/E 02/20/21
4 W/E 03/27/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21
4 W/E 08/14/21
4 W/E 09/11/21
4 W/E 10/09/21
4 W/E 11/06/21
4 W/E 12/4/21
4 W/E 1/1/22
4 W/E 1/29/22
1 W/E 02/19/22

Source: Nielsen Mega-Channel Data thru 2/19/22

Buffer capacity enabled us to meet customer demand in January despite Omicron



Year-on-Year Production Performance Comparison
Rolling 7-Day Average Pounds Produced
Omicron: Shut down 1 line
Winter storms
Easter Holiday
Memorial Day Holiday
4th of July Holiday & 3 Day Maintenance Shutdown
Labor Day Holiday
Kitchens 1 shutdown for upgrade
Thanksgiving Holiday
Christmas & New Year's Holiday
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
1/1/2022
2/1/2022
3/1/2022
4/1/2022
5/1/2022
6/1/2022
7/1/2022
8/1/2022
9/1/2022
10/1/2022
11/1/2022
12/1/2022
Rolling 7 Day Average - 2021
Rolling 7 Day Average - 2022
Rolling 7 Day Average - 2020

Source: Internal company data through February 25, 2022

freshpet®

2022 Guidance & Plan

2022 Guidance: Accelerating growth and rebuilding profitability



Freshpet Financial Projections
Net Sales
Adj. EBITDA
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$425.5
+33%
$43.0
-8%
$575.0
+35%
$55.0
+28%
2021
2022 Guidance
Net Sales ($ millions)
Adj. EBITDA ($ millions)

Delivering 6th consecutive year of accelerating growth



Freshpet Net Sales & Adj. EBITDA Performance
Net Sales
Adj. EBITDA
$700
$600
$500
$400
$300
$200
$100
$0
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$152.4
+17%
$17.6
-1%
$193.2
+27%
$20.3
+15%
$245.9
+27%
$29.1
+43%
$318.8
+30%
$46.9
+61%
$425.5
+33%
$43.0
-8%
$575.0
+35%
$55.0
+28%
2017
2018
2019
2020
2021
2022 Guidance
Net Sales ($ millions)
Adj. EBITDA ($ millions)

Maintaining at least 15% buffer capacity to ensure continuity of operations in preparation for projected demand



Freshpet Capacity vs. Demand
Ennis: Increasing FFTK capacity
Ennis: Increasing roll capacity
Kitchens South: Increasing bag capacity
Buffer Capacity
Trade Inventory Refill
Demand/Production
Unabsorbed costs = ~$13-17 million
Trade Inventory Drawdown
Bethlehem: Staffing enables increasing roll & bag production
Jan '20
Jan '21
Jan '22
Jan '23
Available Capacity
Projected Demand

Chart is purely representational and not drawn to scale

Excluding cost of buffer capacity and including the full year benefit of higher pricing, Adj. EBITDA would almost double


Freshpet Financial Projections
Net Sales
Adj. EBITDA
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$425.5
+33%
$43.0
-8%
$575.0
+35%
~$80 - 85
~$10-15 million
~$13-17 million
Benefit of higher pricing for full year
Cost of 15% buffer capacity
2021
2022 Projection
Net Sales ($ millions)
Adj. EBITDA ($ millions)

2022 Adj. Gross Margin is negatively impacted by cost of buffer capacity and price/inflation mismatch



2022 Adj. Gross Margin Projection
44.5%
~ 42.0%
~ 1.3%
~ 0.4%
~ 2.3%
~ 46.0%
2021
2022 Projection
Price/Inflation Mismatch
Mix
Buffer Capacity
Normalized Adj. Gross Margin

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up expense, non-cash share-based compensation and COVID-19 expenses

At scale, Bethlehem Kitchens campus produces significant profitability and cash – with opportunity to improve further





Bethlehem Campus Profitability
~$535 million
50.2%
-21.0%
29.2%
-2.0%
27.2%
Adj. EBITDA before media
~$145 million of cash generation before media
Net Sales
Adj. Gross Profit
Adj. SG&A (ex. Media)
Contrib. before Media
Cash Addbacks...
Cash before Media

Significant opportunities for further margin improvement include:

- Scale in SG&A
- Further efficiency improvements in manufacturing
- Logistics benefits from 2nd DC and ERP implementation

*Assumes Adj. SG&A at total company sales of $600 million and full year benefit of 2/28/22 price increase.

2022 Freshpet Guidance

$ in Millions	2021	2022	% Change
Net Sales	$425.5	>$575	+35%
Adjusted EBITDA	$43.0	>$55	+28%

2022 Freshpet Guidance: Net Sales

Key Drivers of Net Sales Cadence

Q1	Q2	Q3	Q4	FY 2022
neutral	neutral	++	-	35+% growth vs YA
Out-of-stocks and delayed marketing investment in YA			Significant trade inventory re-fill in YA	
Front loaded media investment (65/35)				
Complete trade inventory refill on bags		Warehouse issue in YA		
ERP conversion				

+ / - = comparison to average growth rate for the year

2022 Freshpet Guidance: Adj. Gross Margin

Key Drivers of Adj. Gross Margin Cadence



Q1
Q2
Q3
Q4
FY 2022
- -
++
+
-
~-250 bps vs YA
Buffer capacity
Inflation in cost of materials, labor and transportation
12% price increase
ERP conversion
Bracket pricing
Ennis start-up/under-utilization

+ / - = comparison to average Adj. Gross Margin for the year

2022 Freshpet Guidance: Adj. EBITDA



Key Drivers of Adj. EBITDA Cadence
Q1
Q2
Q3
Q4
FY 2022
- -
+
+
++
+28% vs. YA
Buffer capacity
Front loaded media investment (65/35)
Ennis start-up/under-utilization
Mismatch between inflation costs and pricing
Bracket pricing
Lower advertising investment
ERP conversion

+ / - = comparison to average EBITDA margin for the year

Margin Improvement Plan

Pricing is just one piece of comprehensive plan to restore margins

	Q4 2021	Q1 2022	Q2-4 2022
Pricing	4.8% Price Increase	Second Price Increase	
Freight		ERP Implementation	Bracket Pricing (Timing TBD); Second DC (Benefits begin Q4)
Labor	Freshpet Academy: Yield, Throughput & Quality Improvements		
Operations	High Speed Lines: Kitchens South Lines 2 & 3, Ennis Lines		
Risk Mgmt		Locking pricing on key commodities where possible	

Note: Initiatives must also offset ongoing mix shift towards lower margin bags and outsourced production at Kitchens South production

freshpet®

Visibility & Availability: 2022

2022: Continued increases in retail availability



Store Count
23,631
+915
24,931
+1300
2021
2022 Projected



freshpet

Source: Internal company data through 1/1/22

2022: Continued increases in retail visibility




Upgrades & Second Fridges
4,150
+900
3,250
+864
4,076
+875
3,201
+724
Cumulative Upgrades
Cumulative Second Fridges
2021
2022 Projected



Source: Internal company data through 1/1/22

“Feed the Growth” creates scale and leverage through accelerated growth rate


Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in COGS & SG&A
Drive Efficiencies
freshpet
FEED THE GROWTH
11 MILLION HH BY 2025

freshpet®

Appendix

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN GROSS PROFIT AND ADJUSTED GROSS PROFIT

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2021	2020	2021	2020
	(Dollars in thousands)			
Gross Profit	$ 41,216	$ 30,533	$ 162,146	$ 132,910
Depreciation expense	4,649	3,153	16,545	9,576
Plant start-up expense (a)	1,306	2,942	4,868	5,962
Non-cash share-based compensation	1,182	707	4,152	2,132
COVID-19 expense (b)	—	1,340	1,753	3,497
Adjusted Gross Profit	**$ 48,352**	**$ 38,675**	**$ 189,464**	**$ 154,077**
Adjusted Gross Profit as a % of Net Sales	41.7%	45.8%	44.5%	48.3%

(a) Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(b) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs to mitigate potential supply chain disruptions during the pandemic included in cost of goods sold.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN SG&A EXPENSES AND ADJUSTED SG&A EXPENSES

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2021	2020	2021	2020
	(Dollars in thousands)			
SG&A expenses	$ 48,854	$ 33,635	$ 186,809	$ 134,908
Depreciation and amortization expense	3,330	3,026	13,923	11,549
Non-cash share-based compensation	5,300	2,407	20,846	8,793
Launch expense (a)	819	1,019	3,130	3,421
Loss on disposal of equipment	482	505	1,000	1,805
Equity offering expenses (b)	—	—	—	58
Enterprise Resource Planning (c)	256	852	1,379	1,682
COVID-19 expense (d)	—	74	5	357
Adjusted SG&A Expenses	**$ 38,667**	**$ 25,753**	**$ 146,526**	**$ 107,243**
Adjusted SG&A Expenses as a % of Net Sales	33.4%	30.5%	34.4%	33.6%

(a) Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.

(b) Represents fees associated with public offerings of our common stock.

(c) Represents implementation and other costs associated with the implementation of an ERP system.

(d) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs to mitigate potential supply chain disruptions during the pandemic, included in SG&A.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN NET INCOME (LOSS) AND ADJUSTED EBITDA

	Twelve Months Ended December 31,				
	2021	2020	2019	2018	2017
			(Dollars in thousands)		
Net loss	$ (29,699)	$ (3,188)	$ (1,383)	$ (5,361)	$ (4,262)
Depreciation and amortization	30,468	21,125	15,921	14,068	12,692
Interest expense	2,882	1,211	991	296	910
Income tax expense	162	65	144	77	75
EBITDA	**$ 3,813**	**$ 19,213**	**$ 15,673**	**$ 9,080**	**$ 9,415**
Loss on equity method investment	$ 2,005	$ —	$ —	$ —	$ —
Loss on disposal of equipment	1,000	1,805	787	142	104
Non-cash share-based compensation	24,998	10,925	7,834	—	4,438
Launch expense (a)	3,130	3,421	4,563	6,808	3,066
Plant start-up expenses (b)	4,868	5,962	—	3,540	335
Warrant fair valuation (c)	—	—	—	—	—
Equity offering fees (d)	—	58	302	362	—
Leadership transition expenses (e)	—	—	—	—	63
Enterprise Resource Planning (f)	1,379	1,682	—	—	—
Litigation expense (g)	—	—	—	348	145
COVID-19 expense (h)	1,758	3,854	—	—	—
Adjusted EBITDA	**$ 42,951**	**$ 46,920**	**$ 29,159**	**$ 20,280**	**$ 17,565**
Adjusted EBITDA as a % of Net Sales	10.1%	14.7%	11.9%	10.5%	11.5%

(a) Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.

(b) Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(c) Represents the change of fair value for the outstanding common stock warrants. All outstanding warrants were converted to common stock in September 2017.

(d) Represents fees associated with public offerings of our common stock.

(e) Represents charges associated within our former Chief Executive Officer's separation agreement as well as changes in estimates associated with leadership transition costs.

(f) Represents implementation and other costs associated with the implementation of an ERP system.

(g) Represents fees associated with two securities lawsuits.

(h) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs to mitigate potential supply chain disruptions during the pandemic.

freshpet®

FEED THE GROWTH

11 MILLION HH BY 2025